NCR ATLEOS

Notes to Investors

Prior to our spin-off transaction from NCR Voyix Corporation, formerly known as NCR Corporation ("Voyix" or "NCR"), NCR Atleos Corporation ("Atleos", "we", "us", or the "Company") historically operated as a part of NCR. While prior to preparation of our financial statements in connection with the spin-off, Atleos did not historically prepare stand-alone financial statements, the accompanying results have been derived from NCR's historical accounting records and are presented on a stand-alone basis, as if Atleos' operations had been conducted independently from NCR. The information in this document includes segment level financial information to facilitate a better understanding of how the Company may have performed as an independent company and to facilitate financial modeling and analysis. All dollar amounts are displayed in millions.

In this release, we use certain non-GAAP measures. These non-GAAP measures include "Adjusted EBITDA," and others with the words "non-GAAP" in their titles. These non-GAAP measures are listed, described and reconciled to their most directly comparable GAAP measures under the heading "Non-GAAP Financial Measures" later in this release.

Exhibit 1: Historical Segment Results on a GAAP Basis

	GAAP Basis (Unaudited)						
	2022				2023		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Self-Service Banking	$199	$262	$218	$265	$196	$227	$218
Network	12	15	21	20	19	21	22
Technology & Telecommunications	6	4	5	3	3	1	2
Other(1)	14	13	16	16	16	13	10
Other adjustment(2)	3	6	-	-	-	-	-
Total Product Revenue	234	300	260	304	234	262	252
Self-Service Banking	400	407	413	418	410	427	438
Network	267	293	292	278	281	288	313
Technology & Telecommunications	52	51	48	50	47	48	47
Other(1)	16	16	17	15	14	15	17
Total Service Revenue	735	767	770	761	752	778	815
Self-Service Banking	599	669	631	683	606	654	656
Network	279	308	313	298	300	309	335
Technology & Telecommunications	58	55	53	53	50	49	49
Other(1)	30	29	33	31	30	28	27
Other adjustment(2)	3	6	-	-	-	-	-
Total Revenue	969	1,067	1,030	1,065	986	1,040	1,067
Self-Service Banking	172	216	179	212	152	171	165
Network	14	21	20	18	17	20	22
Technology & Telecommunications	6	3	4	4	3	1	3
Other(1)	12	14	14	14	13	11	6
Corporate(3) unallocated	24	12	8	5	10	12	13
Total Cost of Products	228	266	225	253	195	215	209
Self-Service Banking	283	281	288	295	285	287	293
Network	192	213	217	221	223	212	224
Technology & Telecommunications	36	34	33	32	32	35	33
Other(1)	14	12	8	6	5	7	5
Corporate(3) unallocated	16	25	18	16	26	37	35
Total Cost of Services	541	565	564	570	571	578	590
Self-Service Banking	42	42	37	31	42	37	37
Network	36	40	29	34	36	37	30
Technology & Telecommunications	6	6	5	6	6	7	4
Other(1)	5	6	3	3	3	2	7
Corporate(3) unallocated	77	100	64	78	67	85	99
Total SG&A and R&D Expenses(4)	166	194	138	152	154	168	177
Self-Service Banking	102	130	127	145	127	159	161
Network	37	34	47	25	24	40	59
Technology & Telecommunications	10	12	11	11	9	6	9
Other(1)	(1)	(3)	8	8	9	8	9
Other adjustment(2)	3	6	-	-	-	-	-
Corporate(3) unallocated	(117)	(137)	(90)	(99)	(103)	(134)	(147)
Total Income from Operations	$34	$42	$103	$90	$66	$79	$91

(1) "Other" represents certain other immaterial business operations, including commerce-related operations in countries that Voyix exited that remain aligned to Atleos, that do not represent a reportable segment.

(2) "Other adjustment" reflects the revenue attributable to the Company's operations in Russia that were excluded from management's measure of revenue due to our decision to suspend sales to Russia in the first quarter of 2022 and the anticipated orderly wind down of our operations in Russia. Refer to the section entitled "Non-GAAP Financial Measures" for additional information.

(3) "Corporate" includes income and expenses related to corporate functions and certain allocations from NCR that are not specifically attributable to an individual reportable segment.

(4) Selling, general and administrative expenses is presented as "SG&A" and research and development expenses is presented as "R&D" above.

Exhibit 2: Historical Segment Results on a Non-GAAP Basis

Figures presented below that are in gray are consistent with the GAAP figures presented above, as in this instance, they do not differ from any GAAP presentation, but are included here for ease of reference.

	Non-GAAP Basis (Unaudited)						
	2022				2023		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Self-Service Banking	$199	$262	$218	$265	$196	$227	$218
Network	12	15	21	20	19	21	22
Technology & Telecommunications	6	4	5	3	3	1	2
Other(1)	14	13	16	16	16	13	10
Other adjustment(2)	-	-	-	-	-	-	-
Total Adjusted Product Revenue (non-GAAP)	231	294	260	304	234	262	252
Self-Service Banking	400	407	413	418	410	427	438
Network	267	293	292	278	281	288	313
Technology & Telecommunications	52	51	48	50	47	48	47
Other(1)	16	16	17	15	14	15	17
Total Adjusted Service Revenue (non-GAAP)	735	767	770	761	752	778	815
Self-Service Banking	599	669	631	683	606	654	656
Network	279	308	313	298	300	309	335
Technology & Telecommunications	58	55	53	53	50	49	49
Other(1)	30	29	33	31	30	28	27
Other adjustment(2)	-	-	-	-	-	-	-
Total Adjusted Revenue (non-GAAP)	966	1,061	1,030	1,065	986	1,040	1,067
Self-Service Banking	172	216	179	212	152	171	165
Network	14	21	20	18	17	20	22
Technology & Telecommunications	6	3	4	4	3	1	3
Other(1)	12	14	14	14	13	11	6
Corporate(3) unallocated	5	5	5	3	9	10	11
Total Adjusted Cost of Products (non-GAAP)	209	259	222	251	194	213	207
Self-Service Banking	283	281	288	295	285	287	293
Network	177	198	202	206	208	197	209
Technology & Telecommunications	36	34	33	32	32	35	33
Other(1)	14	12	8	6	5	7	5
Corporate(3) unallocated	9	14	12	8	22	31	32
Total Adjusted Cost of Services (non-GAAP)	519	539	543	547	552	557	572
Self-Service Banking	42	42	37	31	42	37	37
Network	25	30	19	25	26	27	21
Technology & Telecommunications	6	6	5	6	6	7	4
Other(1)	5	6	3	3	3	2	7
Corporate(3) unallocated	48	68	49	58	51	36	45
Total Adjusted SG&A and R&D Expenses(4) (non-GAAP)	126	152	113	123	128	109	114
Self-Service Banking	102	130	127	145	127	159	161
Network	63	59	72	49	49	65	83
Technology & Telecommunications	10	12	11	11	9	6	9
Other(1)	(1)	(3)	8	8	9	8	9
Other adjustment(2)	-	-	-	-	-	-	-
Corporate(3) unallocated	(62)	(87)	(66)	(69)	(82)	(77)	(88)
Total Adjusted Income from Operations (non-GAAP)	112	111	152	144	112	161	174
Self-Service Banking	111	139	140	159	139	173	172
Network	86	86	99	81	75	91	113
Technology & Telecommunications	11	13	11	12	10	6	10
Other(1)	(1)	(1)	8	10	10	9	7
Corporate(3) unallocated	(52)	(91)	(61)	(75)	(88)	(81)	(92)
Total Adjusted EBITDA (non-GAAP)	$155	$146	$197	$187	$146	$198	$210

(1) "Other" represents certain other immaterial business operations, including commerce-related operations in countries that Voyix exited that remain aligned to Atleos, that do not represent a reportable segment.

(2) "Other adjustment" reflects the revenue attributable to the Company's operations in Russia that were excluded from management's measure of revenue due to our decision to suspend sales to Russia in the first quarter of 2022 and the anticipated orderly wind down of our operations in Russia. Refer to the section entitled "Non-GAAP Financial Measures" for additional information.

(3) "Corporate" includes income and expenses related to corporate functions and certain allocations from NCR that are not specifically attributable to an individual reportable segment.

(4) Selling, general and administrative expenses is presented as "SG&A" and research and development expenses is presented as "R&D" above.

Figures presented below that are non-bolded represent the only segments that create adjustments from GAAP to Non-GAAP for the applicable bolded Total financial results below. The reconciliations below do not include the gray figures in Exhibit 2 above since they do not differ from the GAAP figures presented above.

Exhibit 3: Reconciliation of GAAP to Non-GAAP Financial Results

	GAAP	Transformation Costs	Stock Based Compensation Costs	Acquisition-Related Amortization of Intangibles	Corporate Acquisition-Related Costs	Separation Costs	Russia Operations	Non-GAAP
Quarter 1 2022								
Other adjustment[1] - Product Revenue	$3	$-	$-	$-	$-	$-	$(3)	$-
Total Revenue	969	-	-	-	-	-	(3)	966
Corporate[2] unallocated - Cost of Products	24	(1)	(2)	-	-	-	(16)	5
Total Cost of Products	228	(1)	(2)	-	-	-	(16)	209
Network - Cost of Services	192	-	-	(15)	-	-	-	177
Corporate[2] unallocated - Cost of Services	16	(2)	(5)	-	-	-	-	9
Total Cost of Services	541	(2)	(5)	(15)	-	-	-	519
Network - SG&A and R&D Expenses[3]	36	-	-	(11)	-	-	-	25
Corporate[2] unallocated - SG&A and R&D Expenses[3]	77	(11)	(11)	-	(5)	-	(2)	48
Total SG&A and R&D Expenses[3]	166	(11)	(11)	(11)	(5)	-	(2)	126
Network - Income from Operations	37	-	-	26	-	-	-	63
Other adjustment[1] - Income from Operations	3	-	-	-	-	-	(3)	-
Corporate[2] unallocated - Income from Operations	(117)	14	18	-	5	-	18	(62)
Total Income from Operations	34	14	18	26	5	-	15	112
Quarter 2 2022								
Other adjustment[1] - Product Revenue	6	-	-	-	-	-	(6)	-
Total Revenue	1,067	-	-	-	-	-	(6)	1,061
Corporate[2] unallocated - Cost of Products	12	(2)	(2)	-	-	-	(3)	5
Total Cost of Products	266	(2)	(2)	-	-	-	(3)	259
Network - Cost of Services	213	-	-	(15)	-	-	-	198
Corporate[2] unallocated - Cost of Services	25	(5)	(6)	-	-	-	-	14
Total Cost of Services	565	(5)	(6)	(15)	-	-	-	539
Network - SG&A and R&D Expenses[3]	40	-	-	(10)	-	-	-	30
Corporate[2] unallocated - SG&A and R&D Expenses[3]	100	(17)	(11)	-	(3)	-	(1)	68
Total SG&A and R&D Expenses[3]	194	(17)	(11)	(10)	(3)	-	(1)	152
Network - Income from Operations	34	-	-	25	-	-	-	59
Other adjustment[1] - Income from Operations	6	-	-	-	-	-	(6)	-
Corporate[2] unallocated - Income from Operations	(137)	24	19	-	3	-	4	(87)
Total Income from Operations	42	24	19	25	3	-	(2)	111
Quarter 3 2022								
Corporate[2] unallocated - Cost of Products	8	(1)	(2)	-	-	-	-	5
Total Cost of Products	225	(1)	(2)	-	-	-	-	222
Network - Cost of Services	217	-	-	(15)	-	-	-	202
Corporate[2] unallocated - Cost of Services	18	(2)	(4)	-	-	-	-	12
Total Cost of Services	564	(2)	(4)	(15)	-	-	-	543
Network - SG&A and R&D Expenses[3]	29	-	-	(10)	-	-	-	19
Corporate[2] unallocated - SG&A and R&D Expenses[3]	64	(7)	(8)	-	-	-	-	49
Total SG&A and R&D Expenses[3]	138	(7)	(8)	(10)	-	-	-	113
Network - Income from Operations	47	-	-	25	-	-	-	72
Corporate[2] unallocated - Income from Operations	(90)	10	14	-	-	-	-	(66)
Total Income from Operations	$103	$10	$14	$25	$-	$-	$-	$152

Exhibit 3: Reconciliation of GAAP to Non-GAAP Financial Results – Continued

	GAAP	Transformation Costs	Stock Based Compensation Costs	Acquisition-Related Amortization of Intangibles	Corporate Acquisition -Related Costs	Separation Costs	Russia Operations	Non-GAAP
Quarter 4 2022								
Corporate[2] unallocated - Cost of Products	$5	$(1)	$(1)	$-	$-	$-	$-	$3
Total Cost of Products	253	(1)	(1)	-	-	-	-	251
Network - Cost of Services	221	-	-	(15)	-	-	-	206
Corporate[2] unallocated - Cost of Services	16	(3)	(5)	-	-	-	-	8
Total Cost of Services	570	(3)	(5)	(15)	-	-	-	547
Network - SG&A and R&D Expenses[3]	34	-	-	(9)				25
Corporate[2] unallocated - SG&A and R&D Expenses[3]	78	(11)	(9)	-	-	-	-	58
Total SG&A and R&D Expenses[3]	152	(11)	(9)	(9)	-	-	-	123
Network - Income from Operations	25	-	-	24	-	-	-	49
Corporate[2] unallocated - Income from Operations	(99)	15	15	-	-	-	-	(69)
Total Income from Operations	90	15	15	24	-	-	-	144
Quarter 1 2023								
Corporate[2] unallocated - Cost of Products	$10	-	$(1)	-	-	-	-	$9
Total Cost of Products	195	-	(1)	-	-	-	-	194
Network - Cost of Services	223	-	-	(15)	-	-	-	208
Corporate[2] unallocated - Cost of Services	26	-	(4)	-	-	-	-	22
Total Cost of Services	571	-	(4)	(15)	-	-	-	552
Network - SG&A and R&D Expenses[3]	36	-	-	(10)	-	-	-	26
Corporate[2] unallocated - SG&A and R&D Expenses[3]	67	-	(9)	-	-	(7)	-	51
Total SG&A and R&D Expenses[3]	154	-	(9)	(10)	-	(7)	-	128
Network - Income from Operations	24	-	-	25	-	-	-	49
Corporate[2] unallocated - Income from Operations	(103)	-	14	-	-	7	-	(82)
Total Income from Operations	66	-	14	25	-	7	-	112
Quarter 2 2023								
Corporate[2] unallocated - Cost of Products	12	-	(2)	-	-	-	-	10
Total Cost of Products	215	-	(2)	-	-	-	-	213
Network - Cost of Services	212	-	-	(15)	-	-	-	197
Corporate[2] unallocated - Cost of Services	37	-	(6)	-	-	-	-	31
Total Cost of Services	578	-	(6)	(15)	-	-	-	557
Network - SG&A and R&D Expenses[3]	37	-	-	(10)	-	-	-	27
Corporate[2] unallocated - SG&A and R&D Expenses[3]	85	(5)	(11)	-	-	(33)	-	36
Total SG&A and R&D Expenses[3]	168	(5)	(11)	(10)	-	(33)	-	109
Network - Income from Operations	40	-	-	25	-	-	-	65
Corporate[2] unallocated - Income from Operations	(134)	5	19	-	-	33	-	(77)
Total Income from Operations	$79	$5	$19	$25	$-	$33	$-	$161

Exhibit 3: Reconciliation of GAAP to Non-GAAP Financial Results – Continued

	GAAP	Transformation Costs	Stock Based Compensation Costs	Acquisition-Related Amortization of Intangibles	Corporate Acquisition-Related Costs	Separation Costs	Russia Operations	Non-GAAP
Quarter 3 2023								
Corporate[2] unallocated - Cost of Products	$13	$-	$(2)	$-	$-	$-	$-	$11
Total Cost of Products	209	-	(2)	-	-	-	-	207
Network - Cost of Services	224	-	-	(15)	-	-	-	209
Corporate[2] unallocated - Cost of Services	35	-	(3)	-	-	-	-	32
Total Cost of Services	590	-	(3)	(15)	-	-	-	572
Network - SG&A and R&D Expenses[3]	30	-	-	(9)	-	-	-	21
Corporate[2] unallocated - SG&A and R&D Expenses[3]	99	(1)	(7)	-	-	(46)	-	45
Total SG&A and R&D Expenses[3]	177	(1)	(7)	(9)	-	(46)	-	114
Network - Income from Operations	59	-	-	24	-	-	-	83
Corporate[2] unallocated - Income from Operations	(147)	1	12	-	-	46	-	(88)
Total Income from Operations	$91	$1	$12	$24	$-	$46	$-	$174

(1) "Other adjustment" reflects the revenue attributable to the Company's operations in Russia that were excluded from management's measure of revenue due to our decision to suspend sales to Russia in the first quarter of 2022 and the anticipated orderly wind down of our operations in Russia. Refer to the section entitled "Non-GAAP Financial Measures" for additional information.

(2) "Corporate" includes income and expenses related to corporate functions and certain allocations from NCR that are not specifically attributable to an individual reportable segment.

(3) Selling, general and administrative expenses is presented as "SG&A" and research and development expenses is presented as "R&D" above.

Exhibit 4: Reconciliation of Combined Net Income (Loss) Attributable to Atleos (GAAP) to Adjusted EBITDA (Non-GAAP)

	Q1-2022	Q2-2022	Q3-2022	Q4-2022	Q1-2023	Q2-2023	Q3-2023
Net Income (Loss) Attributable to Atleos (GAAP)	$17	$20	$64	$7	$36	$53	$(58)
Interest expense	-	-	-	-	-	-	2
Related party interest expense, net	11	6	6	8	4	5	4
Income tax expense (benefit)	9	9	36	(4)	25	23	147
Depreciation and amortization expense	36	37	42	44	35	35	38
Acquisition-related amortization of intangibles	26	25	25	24	25	25	24
Stock-based compensation expense	18	19	14	15	14	19	12
Separation costs	-	-	-	-	7	33	46
Acquisition-related costs	5	3	-	-	-	-	-
Transformation and restructuring	14	24	10	15	-	5	1
Pension mark-to-market adjustments	-	-	-	78	-	-	(6)
Russia operations	19	3	-	-	-	-	-
Adjusted EBITDA (non-GAAP)	$155	$146	$197	$187	$146	$198	$210

Non-GAAP Financial Measures

While Atleos reports its results in accordance with Generally Accepted Accounting Principles in the United States, or GAAP, in this document Atleos also uses the non-GAAP measures listed and described below.

Adjusted Cost of Products (non-GAAP), Adjusted Cost of Services (Non-GAAP), Adjusted SG&A and R&D Expenses (non-GAAP), Adjusted Income from Operations (non-GAAP). Atleos' adjusted cost of products (non-GAAP), adjusted cost of services (non-GAAP), adjusted selling general and administrative ("SG&A") and research and development ("R&D") expenses (non-GAAP), and adjusted income from operations (non-GAAP) are determined by excluding, as applicable, acquisition-related costs; pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits; separation-related costs; amortization of acquisition related intangibles; stock-based compensation expense; transformation and restructuring charges (which includes integration, severance and other exit and disposal costs); and other (expense) income items from Atleos' GAAP expenses and income from operations, respectively. Due to the non-recurring or non-operational nature of these pension and other special items, Atleos' management uses these non-GAAP measures to evaluate year-over-year operating performance. Atleos believes these measures are useful for investors because they provide a more complete understanding of Atleos' underlying operational performance, as well as consistency and comparability with Atleos' past reports of financial results.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). Atleos' management uses the non-GAAP measure Adjusted EBITDA because it provides useful information to investors as an indicator of performance of the Company's ongoing business operations. Atleos determines Adjusted EBITDA based on GAAP Net income attributable to Atleos plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus acquisition-related costs; plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits; plus separation-related costs; plus transformation and restructuring charges (which includes integration, severance and other exit and disposal costs); plus stock-based compensation expense; plus other (expense) income items. These adjustments are considered non-operational or non-recurring in nature and are excluded from the Adjusted EBITDA metric utilized by our chief operating decision maker ("CODM") in evaluating segment performance and are separately delineated to reconcile back to total reported income attributable to Atleos. This format is useful to investors because it allows analysis and comparability of operating trends. It also includes the same information that is used by Atleos management to make decisions regarding our segments and to assess our financial performance. Special Item Related to Russia. The war in Eastern Europe and related sanctions imposed on Russia and related actors by the United States and other jurisdictions required us to commence the orderly wind down of our operations in Russia in the first quarter of 2022. We have ceased operations in Russia and are in the process of dissolving our only subsidiary in Russia. As a result, for the periods presented in this document, our presentation of segment adjusted revenue, cost of revenue, selling, general and administrative expenses, research and development expenses, income from operations, and Adjusted EBITDA exclude the immaterial impact of our operating results in Russia, as well as the impact of impairments taken to write down the carrying value of assets and liabilities, severance charges, and the assessment of collectability on revenue recognition. We consider this to be a non-recurring special item and management reviewed the results of its business segments excluding these impacts. Atleos’ definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP.